Operating Revenue	6 Months Ended
Jun. 30, 2026
Operating Revenue
Operating Revenue

16.Operating Revenue

Operating revenue from time charters and bareboat charters and voyage charters for the six months ended June 30, 2026 and 2025, were as follows:

	Six months ended June 30,
	2026	2025
Time charters and bareboat charters	$501,286	$488,717
Voyage charters	26,782	26,744
Total Operating Revenue	$528,068	$515,461

As of June 30, 2026 and December 31, 2025, the Company had accounts receivable from voyage charter agreements amounting to $0.8 million and $3.1 million, respectively, and are presented under “Accounts receivable, net” in the condensed consolidated balance sheets.

The operating revenues received in advance from voyage charter agreements amounting to $1.6 million and nil is presented under current “Unearned revenue” in the condensed consolidated balance sheets as of June 30, 2026 and December 31, 2025, respectively. Unearned revenue as of December 31, 2025 was recognized in earnings in the six months ended June 30, 2026 as the performance obligations were satisfied in that period. Unearned revenue related to voyage charter agreements in progress as of June 30, 2026 will be recognized in earnings as performance obligations will be satisfied.

Further, as of June 30, 2026, capitalized contract fulfilment costs, which are recorded under “Other current assets” in the condensed consolidated balance sheets, decreased by $0.9 million compared to December 31, 2025, to $0.6 million from $1.5 million. The outstanding balance is mainly affected by the timing of commencement of revenue recognition.

During the six months ended June 30, 2026, the Company entered into early termination agreements for certain vessels operating under time charter arrangements. In connection with these time charter terminations, the Company recorded a $5.1 million net gain within “Voyage Expenses”, in the condensed consolidated statement of income. The net gain mainly reflects the retention of bunkers on redelivery at no consideration.